Exhibit 24

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William M. Cook, Norman C. Linnell, or Amy C. Becker the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2008, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2008

/s/ F. Guillaume Bastiaens
Signature

F. Guillaume Bastiaens
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William M. Cook, Norman C. Linnell, or Amy C. Becker the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2008, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2008

/s/ Janet M. Dolan
Signature

Janet M. Dolan
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William M. Cook, Norman C. Linnell, or Amy C. Becker the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2008, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2008

/s/ Jack W. Eugster
Signature

Jack W. Eugster
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William M. Cook, Norman C. Linnell, or Amy C. Becker the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2008, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2008

/s/ John F. Grundhofer
Signature

John F. Grundhofer
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William M. Cook, Norman C. Linnell, or Amy C. Becker the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2008, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2008

/s/ Michael J. Hoffman
Signature

Michael J. Hoffman
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William M. Cook, Norman C. Linnell, or Amy C. Becker the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2008, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2008

/s/ Paul David Miller
Signature

Paul David Miller
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William M. Cook, Norman C. Linnell, or Amy C. Becker the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2008, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2008

/s/ Jeffrey Noddle
Signature

Jeffrey Noddle
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William M. Cook, Norman C. Linnell, or Amy C. Becker the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2008, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2008

/s/ Willard D. Oberton
Signature

Willard D. Oberton
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William M. Cook, Norman C. Linnell, or Amy C. Becker the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2008, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2008

/s/ John P. Wiehoff
Signature

John P. Wiehoff
Print Name